UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_______________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
JUNE 1, 2021
CMC Materials, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCMP	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company                    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2021, CMC Materials, Inc. (the “Company”) issued a press release entitled “Dr. Anne K. Roby Elected to CMC Materials’ Board of Directors,” a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that Anne K. Roby has been elected to the Company's Board of Directors effective June 1, 2021. Dr. Roby was elected as a Class I director with an initial term to expire at the Annual Meeting of Stockholders in 2022. Dr. Roby has been appointed to serve on each the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors. The Board of Directors has determined that Dr. Roby is an independent director as defined by relevant regulations.
Dr. Roby’s compensation and terms for her services as a director, including indemnity arrangements, will be consistent with those of the Company's other non-employee directors (upon initial appointment and subsequently), as described in the Company’s 2021 Proxy Statement, filed with the Securities and Exchange Commission on January 19, 2021. Other than these, no arrangement or understanding exists between Dr. Roby and the Company, or to the Company's knowledge, any other person or persons pursuant to which Dr. Roby was selected as a director. Dr. Roby is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 1, 2021, entitled “Dr. Anne K. Roby Elected to CMC Materials’ Board of Directors.”
104	Cover Page Interactive Data File - The Cover Page Interactive Data File does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMC MATERIALS, INC.
[Registrant]

Date: June 1, 2021	By:	/s/ SCOTT D. BEAMER
Scott D. Beamer
Vice President and Chief Financial Officer
[Principal Financial Officer]